EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in Registration Statement on Form S-3 (No.333-37478), and Registration Statements on Form S-8 of BarPoint.com, Inc. of our report dated December 15, 1999 relating to the financial statements, which appear in this Form 10-KSB.



                                            Marks Paneth & Shron LLP
                                            (formerly Marks Shron & Company LLP)
                                            Certified Public Accountants


New York, New York
December 27, 2000